                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to 'SS' 240.14a-11(c) or 'SS' 240.14a-12


                        ENTERTAINMENT INTERNATIONAL, LTD.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4) Proposed maximum aggregate value of transaction:
       (5) Total fee paid:

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount previously paid:
       (2) Form, Schedule or Registration Statement No.:
       (3) Filing Party:
       (4) Date Filed:

                       ENTERTAINMENT INTERNATIONAL, LTD.
                               7380 SAND LAKE ROAD
                             ORLANDO, FLORIDA 32819

                              --------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 28, 2000
                              --------------------

To the Shareholders of
ENTERTAINMENT INTERNATIONAL, LTD.

                  You are cordially invited to attend a special meeting (the "Special Meeting") of shareholders of Entertainment International, Ltd. (the "Company") to be held at 7380 Sand Lake Road, Orlando, Florida 32819 on December 28, 2000, at 10:00 a.m., local time.


                  At the Special Meeting, you will be asked to consider and vote upon an amendment to the Company's Certificate of Incorporation which will effect a one-for-twenty reverse stock split of all of the Company's issued and outstanding common stock (the "Charter Amendment"). There are presently 110,000,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock") authorized for issuance by the Company's Certificate of Incorporation. The number of authorized shares of Common Stock will not be reduced by the Reverse Stock Split. As of the Record Date, there were 69,597,282 shares of Common Stock issued and outstanding and 2,665,000 shares of Common Stock reserved for issuance upon the conversion or exercise of outstanding warrants and options and a total of 37,737,718 shares authorized but unissued. Upon implementation of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced to approximately 3,479,864 and the number of shares of Common Stock reserved for issuance in connection with outstanding warrants and options will be approximately
133,250, which will increase the number of shares that are authorized but unissued to 106,386,886.


                  The increase in the number of authorized shares of Common Stock available for issuance by the Company is required to consummate, among other matters, the transactions contemplated by the stock purchase agreement, a wholly owned subsidiary of the Company, dated as of August 1, 2000, by and among the Company, ENTI Acquisition Corp., a wholly owned subsidiary of the Company, WeBeCD, Inc. ("WeBeCD"), a New York-based advanced software company start-up that markets its services to the entertainment industry and Fortune 500 companies, and the sellers identified therein (the "Stock Purchase Agreement"), pursuant to which the Company agreed to acquire all of the issued and outstanding shares of the common stock, par value $.001 per share, of WeBeCD (the "Transaction"). IN ACCORDANCE WITH APPLICABLE LAW,
THE SHAREHOLDERS OF THE COMPANY ARE NOT BEING ASKED TO VOTE UPON THE
PROPOSED TRANSACTION. For further information regarding the Transaction, please see "Summary of Proposed Transaction with WeBeCD," below.

                  The additional authorized but unissued shares of Common Stock that results from the Reverse Stock Split can also be used for any proper corporate purposes, including issuance in connection with any of the Company's stock option or stock purchase plans, the acquisition of other businesses, or the raising of additional capital for use in the Company's business. On October 25, 2000, the Company executed a Letter of Intent with EMG Holdings, a Swedish company that provides content in the premium and special products markets and coordinates music products for direct response television, to acquire all of the issued and outstanding shares of EMG in exchange for shares of the Company's Common Stock, upon terms to be negotiated between the parties.

                  You are not being asked to vote upon or submit proxies with respect to the approval and adoption of the Stock Purchase Agreement or the Transaction. The Transaction is an important decision for the Company and its shareholders. The accompanying proxy statement explains the Transaction and provides specific information concerning the Special Meeting. We encourage you to read this entire document carefully.

                  It is important that your shares be represented at the Special Meeting regardless of the number you hold. Therefore, please sign, date and return your proxy card as soon as possible, whether or not you plan to attend the Special Meeting. This will not prevent you from voting your shares in person if you subsequently choose to attend.

                                   Sincerely,

                                   Louis J. Pearlman
                                   Chairman of the Board,
                                   Chief Executive Officer and President

Orlando, Florida
November 27, 2000

                        ENTERTAINMENT INTERNATIONAL, LTD.
                               7380 SAND LAKE ROAD
                             ORLANDO, FLORIDA 32819

                              --------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 28, 2000
                              --------------------


                  NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of shareholders of Entertainment International, Ltd. (the "Company") will be held at 7380 Sand Lake Road, Orlando, Florida 32819 on December 28, 2000, at 10:00 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

                  I. To ratify and approve an amendment to the Company's Certificate of Incorporation (the "Charter Amendment") to effect a one-for-twenty reverse stock split (the "Reverse Stock Split") of the issued and outstanding shares of the Company's common stock, par value $0.01 per share (the "Common Stock"); and

                  II. To transact such other business as may properly come before the Special Meeting and any and all adjournments thereof.

                  YOU ARE NOT BEING REQUESTED TO VOTE UPON OR SUBMIT PROXIES WITH RESPECT TO THE PROPOSED TRANSACTION BETWEEN THE COMPANY AND WeBeCD, INC., AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                  The accompanying Proxy Statement forms a part of this Notice.

                  The Board of Directors has fixed the close of business on November 21, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. A list of the Company's shareholders entitled to vote at the Special Meeting will be available for examination by any Company shareholder for any purpose germane to the Special Meeting, during ordinary business hours, at the Company's principal offices in Orlando, Florida for ten
(10) days prior to the Special Meeting and will also be available at the Special Meeting.

                  YOU ARE EARNESTLY REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE PROVIDED FOR THAT PURPOSE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. THE PROXY IS REVOCABLE BY YOU AT ANY TIME PRIOR TO ITS EXERCISE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE SPECIAL MEETING. THE PROMPT RETURN OF THE PROXY WILL BE OF ASSISTANCE IN PREPARING FOR THE SPECIAL MEETING AND YOUR COOPERATION IN THIS RESPECT WILL BE GREATLY APPRECIATED.

                                       By Order of the Board of Directors

                                       Scott Bennett
                                       Secretary

Orlando, Florida
November 27, 2000

                                TABLE OF CONTENTS



                                                                                                               Page
                                                                                                               ----

INTRODUCTION.....................................................................................................1

THE SPECIAL MEETING..............................................................................................1

         Purpose of the Meeting..................................................................................1
         Record Date and Voting at the Special Meeting...........................................................1
         Votes Required..........................................................................................2
         Solicitation and Proxy Solicitor........................................................................2
         Revocation and Use of Proxies...........................................................................2
         Adjournments or Postponements...........................................................................2


PROPOSAL I. APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION..............................3

         General.................................................................................................3
         Purposes of the Reverse Stock Split.....................................................................3
         Potential Effects of the Reverse Stock Split............................................................4
         Effectiveness of the Reverse Stock Split................................................................5
         Required Affirmative Vote...............................................................................6


         SUMMARY OF PROPOSED TRANSACTION WITH WEBECD.............................................................7

         The Parties.............................................................................................7
         Terms of the Transaction................................................................................7
         Registration Rights.....................................................................................8
         Conditions to the Transaction; Termination..............................................................8
         Waiving and Amending Provisions of the Stock Purchase Agreement ........................................8
         Management After the Transaction........................................................................8
         Operation of WeBeCD after the Transaction...............................................................8

         THE PROPOSED TRANSACTION WITH WEBECD AND THE STOCK PURCHASE AGREEMENT...................................9

         Reasons for the Transaction.............................................................................9
         Recommendation of the Board of Directors................................................................9
         Certain Effects of the Transaction.....................................................................10
         Effective Time.........................................................................................10
         Consideration..........................................................................................10
         Federal Income Tax Consequences........................................................................10
         Fees and Expenses......................................................................................11
         Representations and Warranties.........................................................................11
         Conduct of Business Prior to the Transaction...........................................................11
         Negotiations with Others...............................................................................12
         Indemnification........................................................................................12
         Conditions to the Transaction..........................................................................12
         Termination of the Stock Purchase Agreement............................................................12
         Extension, Waiver and Amendment........................................................................13
         Interests of Certain Persons in the Transaction........................................................13

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..................................................13


WHO CAN HELP ANSWER YOUR QUESTIONS..............................................................................15

CAUTIONARY STATEMENTS CONCERNING FORWARD LOOKING STATEMENTS.....................................................15



INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.................................................................16


OTHER MATTERS...................................................................................................16


ADDITIONAL INFORMATION..........................................................................................16


APPENDICES......................................................................................................17



    Appendix A - Amendment to the Certificate of Incorporation of the Company

                        ENTERTAINMENT INTERNATIONAL, LTD.
                               7380 SAND LAKE ROAD
                             ORLANDO, FLORIDA 32819
                          -----------------------------

                                 PROXY STATEMENT
                                      FOR A
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 28, 2000
                                  INTRODUCTION


                          -----------------------------


         This Proxy Statement and the accompanying proxy are being furnished to shareholders of Entertainment International, Ltd. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use in voting at a Special Meeting of Shareholders to be held at 7380 Sand Lake Road, Orlando, Florida 32819, on December 28, 2000, at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting"). This Proxy Statement, the attached Notice of Special Meeting of Shareholders, and the accompanying proxy, are first being mailed or delivered to shareholders of the Company on or about November 27, 2000.

                               THE SPECIAL MEETING

PURPOSE OF THE MEETING

         At the Special Meeting, holders of the Company's common stock of record as of the close of business on November 21, 2000 will be eligible to vote upon:

         I. an amendment to the Company's Certificate of Incorporation (the "Charter Amendment") to effect a one-for-twenty reverse stock split of the issued and outstanding shares of the Company's Common Stock; and

         II. to transact such other business as may properly come before the annual meeting or any adjournment or postponement.

         YOU ARE NOT BEING REQUESTED TO VOTE UPON OR SUBMIT PROXIES WITH RESPECT TO THE PROPOSED TRANSACTION BETWEEN THE COMPANY AND WeBeCD, INC., AS DESCRIBED IN THIS PROXY STATEMENT.

RECORD DATE AND VOTING AT THE SPECIAL MEETING


         The Board of Directors has fixed the close of business on November 21, 2000, as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments and postponements of the Special Meeting. On that day, there were 69,597,282 shares of Common Stock outstanding, which shares were held by approximately 1,712 shareholders of record. Holders of the Company's Common Stock are entitled to one vote per share. A majority of the issued and outstanding shares of the Company's Common Stock on the Record Date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Special Meeting for the transaction of business. Any shareholder has the right to vote against approval of the proposals before the Special Meeting.



                                       1

VOTES REQUIRED

         Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares entitled to vote at the Special Meeting. A failure to vote, abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal. Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the Special Meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares.

SOLICITATION AND PROXY SOLICITOR

         The Company will bear all expenses of the solicitation of proxies in connection with this Proxy Statement, including the cost of preparing and mailing this Proxy Statement. The Company will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this Proxy Statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of the Company's Common Stock. Shareholder proxies may be solicited by directors, officers and employees of the Company in person or by telephone, facsimile or by other means of communication. However, such individuals will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

         The enclosed proxy card is solicited on behalf of the Company's Board of Directors. A shareholder giving a proxy has the power to revoke it at anytime before it is exercised by (i) delivering a written notice revoking the proxy to the Company before the vote at the Special Meeting; (ii) executing a proxy with a later date and delivering it to the Company before the vote at the Special Meeting; or (iii) attending the Special Meeting and voting in person. Any written notice of revocation should be delivered to the attention of Scott Bennett at 7380 Sand Lake Road, Orlando, Florida 32819. Attendance at the Special Meeting without casting a ballot will not, by itself, constitute revocation of a proxy. Subject to proper revocation, all shares of Common Stock represented at the Special Meeting by properly executed proxies received by the Company will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

         Although it is not expected, the Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Special Meeting, whether or not a quorum exists. Any signed proxies received by the Company will be voted in favor of an adjournment or postponement of the Special Meeting in these circumstances, unless either a written note on the proxy delivered by the shareholder directs otherwise or the shareholder has voted against the Charter Amendment. Thus, proxies voting against the Charter Amendment will not be used to vote for adjournment of the Special Meeting for the purpose of providing additional time to solicit votes to approve the Charter Amendment. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use.


                                       2

                                   PROPOSAL I.

            APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                                  INCORPORATION

GENERAL

         In connection with the execution of the Stock Purchase Agreement, the Company's Board of Directors approved an amendment to the Company's Certificate of Incorporation to effect a reverse stock split of twenty (20) shares of the Company's issued and outstanding Common Stock into one (1) new share of Common Stock (the "Reverse Stock Split"). In this regard, the Board of Directors has unanimously approved, and recommends to shareholders that they approve the Reverse Stock Split, as described herein. The Reverse Stock Split will be effected by the filing of an amendment to the Company's Certificate of Incorporation, which contains the changes relating to the Reverse Stock Split, substantially as set forth in Appendix A to this Proxy Statement.

         If the Reverse Stock Split is approved, each of twenty shares of the Company's Common Stock would be changed into one share of Common Stock. The par value of the Common Stock would not be changed from $.01 per share. In lieu of issuing any fractional shares as a result of the Reverse Stock Split, the Company will round the number of shares each shareholder is entitled to receive as a result of the Reverse Stock Split to the newest whole number of shares.


         There are presently 110,000,000 shares of Common Stock authorized by the Company's Certificate of Incorporation, as amended. The number of authorized shares of Common Stock will not be reduced by the Reverse Stock Split. As of the Record Date, there were 69,597,282 shares of Common Stock issued and outstanding and 2,665,000 shares of Common Stock reserved for issuance upon the conversion or exercise of outstanding warrants and options. Upon adoption of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be approximately 3,479,864 and the number of shares of Common Stock reserved for issuance in connection with outstanding warrants and options will be approximately 133,250.


PURPOSES OF THE REVERSE STOCK SPLIT

         As a result of the Reverse Stock Split, there will be a reduction in the number of shares of Common Stock issued and outstanding and an associated increase in the number of authorized shares which would be unissued and available for future issuances after the Reverse Stock Split (the "Increased Available Shares"). The increased shares are required for the issuance of shares of Common Stock pursuant to the proposed Transaction with WeBeCD. In addition, the Increased Available Shares could be used for any proper corporate purpose approved by the Board of Directors of the Company, including, among others, financing growth, stock dividends, providing shares for employee benefit plans, dividend reinvestment plans, possible future acquisitions and other general corporate purposes related to the development and expansion of the corporate enterprise. In that context, on October 25, 2000, the Company executed a Letter of Intent with EMG Holdings, a Swedish company that provides content in the premium and special products markets and coordinates music products for direct response television, to acquire all of the issued and outstanding shares of EMG in exchange for shares of the Company's Common Stock, upon terms to be negotiated between the parties. The Board of Directors believes it will be advantageous to have the desired flexibility to be able to act promptly with respect to investment or acquisition opportunities without the expense and delay involved in covering special shareholder meetings to authorize additional shares which may be issued in connection with such opportunities.


          On November 21, 2000, the last reported closing price of the Common Stock on the OTC Bulletin Board was $0.19 per share. By decreasing the number of shares of Common Stock otherwise



                                       3
outstanding without altering the aggregate economic interest in the Company represented by such shares, the Board of Directors believes that the trading price for the Common Stock will be increased. However, since there are numerous factors and contingencies that could affect the bid price of the Common Stock, there can be no assurance that such increase in the price will occur.

         In addition, the Board of Directors believes that the Reverse Stock Split should, although there can be no assurance, enhance the acceptability of the Common Stock by the financial community and investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Stock Split is anticipated initially to increase proportionately the per share market value of the Common Stock. The Board also believes that the Reverse Stock Split may result in a broader market for the Common Stock than that which currently exists. The expected increase price level may encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Effective Date (as defined herein) of the Reverse Stock Split.

         The Board of Directors believes that some of the practices and policies of brokerage firms tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of those practices and policies pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commissions on the sale of lower priced stocks generally represent a higher percentage of the sales price than the commissions on relatively higher priced stocks. The Reverse Stock Split could result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock.

         The Board makes no assurance that the market value of the Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. Accordingly, there can be no assurance that the foregoing objectives will be achieved or that the market price of the Common Stock resulting upon implementation of the Reverse Stock Split will be maintained for any period of time.

POTENTIAL EFFECTS OF THE REVERSE STOCK SPLIT

         Pursuant to the Reverse Stock Split, each holder of twenty shares of Common Stock, par value $.01 per share ("Old Common Stock"), immediately prior to the effectiveness of the Reverse Stock Split, would become the holder of one share of Common Stock, par value $.01 per share ("New Common Stock"), after consummation of the Reverse Stock Split. On the Effective Date, the interest of each shareholder of record who owns fewer than twenty shares of Common Stock will thereby be terminated, and he, she or it will have no right to vote as a shareholder or share in the assets or any future earnings of the Company. Shares of Common Stock no longer outstanding as a result of the fractional share settlement procedure will be returned to authorized but unissued shares of the Company.

         Consummation of a Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain at 110,000,000 shares. The Reverse Stock Split will not change the proportionate equity interests of the Company's shareholders, nor will the respective voting rights and other rights of shareholders be altered (other than possible immaterial changes due to the rounding up of fractional shares to the newest whole share, as described above). The total number of shares of Common Stock issuable upon the exercise of options and warrants to acquire such shares, and the exercise price thereof, shall be proportionately adjusted to reflect the Reverse Stock Split.

         If approved, the Reverse Stock Split will result in some shareholders owning odd lots of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are


                                       4
generally somewhat higher, particularly on a per share basis, than the costs of transactions in round lots of even multiples of 100 shares.

         Because the Reverse Stock Split will create the Increased Available Shares, the Board of Directors realizes that the Reverse Stock Split may be construed as having an anti-takeover effect, as the Company could issue additional shares to make more difficult or discourage an attempt to acquire control of the Company. Neither the Board of Directors nor the management of the Company is aware of any effort to accumulate its securities or obtain control by means of a tender offer, proxy contest or otherwise. The Reverse Stock Split is being proposed to provide additional flexibility to finance growth.

         Additionally, shareholders should note that certain disadvantages may result from the creation of the Increased Available Shares. In the event the Reverse Stock Split is approved by the shareholders and effected by the Board of Directors, the number of outstanding shares of Common Stock would be decreased as a result of the Reverse Stock Split, but the number of authorized shares of Common Stock would not be so decreased. The Company would therefore have the authority to issue a greater number of shares of Common Stock following the Reverse Stock Split without the need to obtain shareholder approval to authorize additional shares. Any such additional shares may have the effect of significantly reducing the interest of the existing shareholders of the Company with respect to earnings per share, voting, liquidation value and book and market value per share.

EFFECTIVENESS OF THE REVERSE STOCK SPLIT

         The Reverse Stock Split, if approved by the Company's stockholders, would become effective (the "Effective Date") upon the filing with the Secretary of State of the State of New York the Certificate of Amendment of the Company's Certificate of Incorporation. It is expected that such filing will take place on or shortly after the date of the Special Meeting, assuming shareholders approve the Reverse Stock Split. However, the exact timing of the filing of the Amendment to the Certificate of Incorporation will be determined by the Board of Directors based upon its evaluation as to when such action will be most advantageous to the Company and its shareholders.

         Shortly after the Effective Date, shareholders will be asked to surrender certificates representing shares of Old Common Stock in accordance with the procedures set forth in a letter of transmittal to be sent by the Company. Upon such surrender, a certificate representing shares of Common Stock resulting from the Reverse Stock Split will be issued and forwarded to the shareholders; however, each certificate representing shares of Old Common Stock will continue to be valid and represent the number of shares of New Common Stock equal to the number of shares of Old Common Stock that such shareholder is entitled to receive as a consequence of the Reverse Stock Split. Shareholders should not send their Stock Certificates until they receive a transmittal letter.


                                       5

REQUIRED AFFIRMATIVE VOTE

         For the reasons stated above, the Board of Directors of the Company has determined that the proposed amendment to the Certificate of Incorporation is advisable and unanimously recommends it to the Company's shareholders for adoption. Approval of the amendment to the Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting by proxy or in person, which are entitled to vote at the Special Meeting.

          UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE
            APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                                 INCORPORATION.

   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
                    AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                                 INCORPORATION.


                                       6

                   SUMMARY OF PROPOSED TRANSACTION WITH WEBECD


         As mentioned above in Proposal I, the Company is recommending the Reverse Stock Split to provide for sufficient shares to effectuate and consummate, among other matters, the transactions contemplated pursuant to the Stock Purchase Agreement. Set forth below is a summary of the proposed transaction with WeBeCD and a summary of the Stock Purchase Agreement. IN ACCORDANCE WITH APPLICABLE LAW, THE SHAREHOLDERS OF THE COMPANY ARE NOT BEING ASKED TO VOTE UPON THE PROPOSED TRANSACTION WITH WEBECD. For instructions on obtaining more information, see "Who can help answer your questions."

Parties to the Acquisition:

      The Company:                      Entertainment International, Ltd.
                                        (OTC-ENTI). The principal executive
                                        offices of the Company are located at
                                        7380 Sand Lake Road, Orlando, Florida
                                        32819. The telephone number is (407)
                                        351-0011.

      WeBeCD, Inc.:                     WeBeCD, Inc. is a startup New York-based
                                        advanced software company that markets
                                        its services to the entertainment
                                        industry and Fortune 500 companies.
                                        WeBeCD software includes an enriched,
                                        customizable-user interface, a user-
                                        configurable multi-media suite, and can
                                        support seamless Internet access through
                                        a regular CD or DVD. The multi-platform
                                        WeBeCD package is designed to transform
                                        regular CDs, DVDs, and other electronic
                                        media into intelligent e- commerce
                                        vehicles. Upon the closing of the
                                        Transaction, it is intended that WeBeCD
                                        will work with Trans Continental
                                        Records, an affiliate of the Company,
                                        through a license arrangement, to deploy
                                        WeBeCD technology on Trans Continental
                                        album releases, rebroadcast Trans
                                        Continental artists' content via video
                                        and audio streaming from the WeBeCD Web
                                        site, as well as sell CDs, DVDs and
                                        other merchandise from the Trans
                                        Continental Web sites as available.

                                        WeBeCD, Inc. currently employs eight
                                        people and the principal executive
                                        offices of WeBeCD, Inc. are located at
                                        26 West 36th Street, 10th Floor, New
                                        York, New York 10019.

      Terms of the Transaction:         The current shareholders of WeBeCD will
                                        receive one (1) share (following the
                                        Reverse Stock Split - see Proposal I,
                                        above) of the Company's Common Stock for
                                        each share of WeBeCD common stock they
                                        own, resulting in the issuance by the
                                        Company of a total of approximately
                                        5,000,000 shares of its Common Stock to
                                        the WeBeCD shareholders.

      Registration Rights               The Stock Purchase Agreement provides
                                        that Common Stock issued to the WeBeCD
                                        shareholders is subject to certain
                                        registration rights in accordance with a
                                        registration rights agreement to be
                                        executed at or prior to the closing of
                                        the Transaction on terms and conditions
                                        mutually acceptable to the parties.

      Conditions to the Transaction;    In addition to the approval of the
      Termination                       Charter Amendment, (see Proposal I,
                                        above), consummation of the Transaction
                                        is subject to a number of conditions,
                                        including the receipt of legal opinions
                                        from counsel for WeBeCD and the Company,
                                        as well as the execution of certain
                                        other agreements as set forth in the
                                        Stock Purchase Agreement. In addition,
                                        the final terms and the amount of the
                                        consideration to be paid to the
                                        shareholders of WeBeCD are subject to
                                        market conditions at the time of the
                                        closing and certain other business and
                                        financial considerations. Such terms
                                        will be mutually agreed upon by the
                                        Company and the shareholders of WeBeCD
                                        and the parties will, if necessary,
                                        execute an amendment to the Stock
                                        Purchase Agreement reflecting such
                                        understanding.

                                        The Stock Purchase Agreement will
                                        terminate by its terms if the closing
                                        has not occurred on or prior to December
                                        31, 2000 or five (5) business days
                                        following the satisfaction or waiver of
                                        all the conditions described therein.
                                        The Transaction may also be abandoned by mutual consent, and in certain other circumstances. See "The Proposed
                                        Transaction With WeBeCD and the Stock
                                        Purchase Agreement - Conditions to the
                                        Transaction," below.

      Waiving and Amending provisions   Any condition to a party's obligation
      of the Stock Purchase Agreement   under the Stock Purchase Agreement may
                                        be waived in writing by such party. The
                                        Stock Purchase Agreement may be amended,
                                        modified and supplemented by the mutual
                                        written agreement of the parties at any
                                        time prior to the closing date.

      Management After the Transaction  The Company's Board of Directors
                                        currently consists of Louis J. Pearlman
                                        and James J. Ryan. Until the Transaction is consummated, the current directors of the Company will remain on and continue to serve on the Company's Board of Directors.

      Operation of WeBeCD after the     It is contemplated that, as a result of
      Transaction                       the Transaction, the Company will
                                        operate WeBeCD as a wholly-owned
                                        subsidiary. See "The Proposed
                                        Transaction With WeBeCD and the Stock
                                        Purchase Agreement," below.


                                       8

                  THE PROPOSED TRANSACTION WITH WEBECD AND THE
                            STOCK PURCHASE AGREEMENT

The following is a brief summary of the proposed transaction with WeBeCD and the Stock Purchase Agreement, a copy of which can be secured from the Company (see "Who can help answer your questions").

THE COMPANY CAN MAKE NO ASSURANCE THAT THE PROPOSED TRANSACTION WITH WeBeCD WILL BE CONSUMMATED. IN ADDITION, THE FINAL TERMS AND THE AMOUNT OF THE CONSIDERATION TO BE PAID TO THE SHAREHOLDERS OF WeBeCD ARE SUBJECT TO MARKET CONDITIONS AT THE TIME OF THE CLOSING AND CERTAIN OTHER BUSINESS AND FINANCIAL CONSIDERATIONS. SUCH TERMS WILL BE MUTUALLY AGREED UPON BY THE COMPANY AND THE SHAREHOLDERS OF WeBeCD AND THE PARTIES WILL, IF NECESSARY, EXECUTE AN AMENDMENT TO THE STOCK PURCHASE AGREEMENT REFLECTING SUCH UNDERSTANDING.

REASONS FOR THE TRANSACTION

         The Company was originally incorporated in 1982 and commenced operations shortly thereafter. Since 1995, the Company generally has had no operations and no opportunity to conduct significant operations in the industry in which it has historically conducted its business operations. As a result of the Company not conducting significant operations for the past several years in the industry in which it has historically conducted business, the Company has changed its focus to concentrate on new industries, and the Company believes that various sectors of the entertainment industry offer the Company its best opportunities. After careful consideration, the Board of Directors concluded that the opportunity for the Company to acquire WeBeCD was in the best interests of the Company's shareholders and, accordingly, approved the Transaction.

         This discussion of the information and factors considered by the Company's Board of Directors is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Transaction, the Company's Board of Directors did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching its determination. Further, individual members of the Board of Directors may have given differing weights to differing factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors has unanimously approved the Stock Purchase Agreement, and the transactions contemplated thereby and recommends that the shareholders vote "FOR" approval and adoption of the Charter Amendment so the Transaction can be consummated. The Board of Directors believes that the consideration to be received by the Company is fair and in the best interests of its shareholders.

         The recommendation of the Board of Directors is based upon the following factors: (i) information concerning the Company's and WeBeCD's respective businesses, prospects, financial performances, financial conditions and operations; (ii) an analysis of the respective prospects and pro forma operations of the combined companies; (iii) the terms and conditions of the Stock Purchase Agreement and the other agreements and instruments to be executed pursuant thereto; and (iv) that the Company's Chairman, Chief Executive Officer and President, certain other officers of the Company and the president of WeBeCD have certain interests in the Transaction that are in addition to those of the shareholders of the Company.


                                       9

CERTAIN EFFECTS OF THE TRANSACTION

         Upon the closing of the Transaction, it is intended that WeBeCD will work with Trans Continental Records, an affiliate of the Company, to deploy WeBeCD technology on Trans Continental album releases, rebroadcast Trans Continental artists' content via video and audio streaming from the WeBeCD Web site, as well as sell CDs, DVDs and other merchandise from the Trans Continental Web sites as available. The mission of the new entity will be to distribute, on a worldwide basis, the WeBeCD technology for all labels to use. The WeBeCD technology combines powerful direct marketing capabilities for music and film companies to target their consumers. The technology also allows full motion video, integrated e-commerce and red book quality audio on a regular CD or DVD.

         The Company believes that WeBeCD's new approach for integrating advanced web-based software engineering into existing CDs and DVDs allows seamless communication from the desktop to targeted e-commerce Web sites, as well as outstanding video and audio streaming capabilities. WeBeCD will also allow consumers to effect intelligent interaction with its Web site where consumers will be able to archive their personal media collections and access them over the World Wide Web. The Company believes that this enabling e-commerce technology will provide consumers with a personal jukebox that will allow thousands of CDs or videos to be stored, randomly selected and enjoyed from virtually any computer connected to the Internet.

         WeBeCD software includes an enriched, customizable-user interface, a user- configurable multi-media suite, and can support seamless Internet access through a regular CD or DVD. The multi-platform WeBeCD package is designed to transform regular CDs, DVDs, and other electronic media into intelligent e-commerce vehicles. CDs and DVDs featuring the WeBeCD enhancement will allow users to broaden their "e-media" experience beyond the simple audio component of a music CD or DVD by providing a valuable e-commerce bridge to an array of products and services tailored to the specific interests of the user. Additionally, the Company believes that the WeBeCD technology will allow artists to sell more music by enabling the playback of extremely high-quality video on over 300 million PCs worldwide, a significantly larger market than even MTV's in the United States.

EFFECTIVE TIME

         If the Charter Amendment is approved at the Special Meeting by the holders of a majority of all outstanding shares of Common Stock, and if the other conditions to the Transaction are satisfied or waived, it is currently anticipated that the Transaction will become effective as soon as practicable after the Special Meeting; however, the Company can make no assurance as to the timing of the consummation of the Transaction or that the Transaction will be consummated.

THE CONSIDERATION

         Upon the closing of the Transaction, WeBeCD will become a wholly-owned subsidiary of the Company. Pursuant to the Stock Purchase Agreement, the Company will issue approximately 5,000,000 restricted shares of its Common Stock to the current shareholders of WeBeCD.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is a general summary of the material United States federal income tax consequences of the Transaction. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), regulations promulgated by the United States Treasury Department, judicial authorities, and current rulings and administrative practice of the Internal Revenue Service (the "Service"), as currently in effect, all of which are subject to change at anytime, possibly with retroactive effect. This discussion does not address all aspects of federal income taxation that might be


                                       10
relevant to particular holders of the Company's common stock in light of their status or personal investment circumstances; nor does it discuss the consequences to such holders who are subject to annual treatment under the federal income tax laws such as foreign persons, dealers in securities, regulated investment companies, or to persons who have received their common stock as compensation. Further, this discussion does not address the state, local or foreign tax consequences of the Transaction.

         The Company has not requested an opinion, nor does the Company intend to request an opinion to the effect that the acquisition will be treated as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. However, the Company has attempted to structure the Transaction as a reorganization for tax purposes. Since the Company's stockholders will not be receiving shares in the Transaction, management determined that it would not request such an opinion.

         If the Acquisition qualifies as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code, then, subject to the assumptions, limitations and qualifications referred to herein, the Transaction should result in the following federal income tax consequence:

         No gain or loss will be recognized by the stockholders of WeBeCD in receipt of shares of the Company's common stock as the result of exchanging WeBeCD shares for the Company's shares.

         A successful Internal Revenue Service challenge to the reorganization status of the Transaction would result in the stockholders of WeBeCD recognizing taxable gain or loss with respect to each share of stock surrendered equal to the difference between such stockholder's basis in such share and the fair market value, as of the effective time of the Transaction, of the Company's common stock received in exchange therefor. In such event, such stockholder's aggregate basis in the Company's common stock so received would equal its fair market value as of the effective time of the Transaction, and such stockholder's holding period for such stock would begin the day after the Transaction. The gain or loss generally will be a capital gain or loss.

         YOU SHOULD CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE TRANSACTION, INCLUDING THE APPLICABILITY TO YOUR PARTICULAR SITUATION OF THE TAX CONSIDERATIONS CONTAINED IN THIS SUMMARY AND THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.

FEES AND EXPENSES

         The Company and WeBeCD will each bear their respective costs and expenses incurred in connection with the Transaction.

REPRESENTATIONS AND WARRANTIES

         In the Stock Purchase Agreement, the Company made customary representations and warranties to WeBeCD with respect to its business, organization, operations and financial condition and other matters. The Stock Purchase Agreement also contains customary representations and warranties of WeBeCD relating to, among other things, the following matters: (i) its capitalization; (ii) the absence of certain changes or events having a material adverse effect on its financial condition, business or results of operation; and
(iii) the absence of any material infringement of any intellectual property owned by or licensed to WeBeCD.

CONDUCT OF BUSINESS PRIOR TO THE TRANSACTION

         WeBeCD has agreed that, until the completion or termination of the Transaction, unless the Company consents in writing, WeBeCD will conduct its businesses in the ordinary course of business in substantially the manner conducted prior to the date of the Stock Purchase Agreement. The Company has also agreed to use reasonable efforts to preserve intact its present business organization and structure,


                                       11
keep available the services of its present officers, agents and full-time employees and preserve and maintain its assets and its relationships with customers, suppliers, and others having business dealings with it.

NEGOTIATIONS WITH OTHERS

         WeBeCD and its shareholders have agreed that none of them, directly or indirectly, will (i) solicit, engage in discussions or engage in negotiations with any person (other than the Company or any of its affiliates) with respect to any transaction inconsistent with the Transaction or which would render the Transaction impossible or impracticable to consummate; or (ii) provide information to any person (other than the Company or any of its representatives) in connection with any such other transaction.

INDEMNIFICATION

         The Stock Purchase Agreement provides that, to the fullest extent permitted under applicable law and subject to certain conditions, the Company will indemnify and hold harmless WeBeCD's shareholders, officers and directors and WeBeCD's shareholders and cross-indemnity and hold harmless the Company and its shareholders, officers and directors for (i) any inaccuracy in any representation or certification, or breach of any warranty made pursuant to the Stock Purchase Agreement; (ii) any breach of the covenants and agreements made in the Stock Purchase Agreement; or (iii) the ownership or operation of WeBeCD or the Company, as the case may be, prior to the closing of the Transaction.

CONDITIONS TO THE TRANSACTION

         The Company's and WeBeCD's respective obligations to complete the Transaction are subject to the satisfaction of usual and customary closing conditions before completion of the Transaction including, but not limited to, receipt of opinions from counsel to both WeBeCD and the Company, compliance with representations and warranties, receipt of consents, if necessary, no pending legal proceedings and the execution of various license agreements, all as more fully described in the Stock Purchase Agreement attached hereto.

TERMINATION OF THE STOCK PURCHASE AGREEMENT

         The Stock Purchase Agreement may be terminated at any time before the closing of the Transaction, whether before or after approval of the matters presented in connection with the Transaction as summarized below:

*by mutual written consent of the Company and WeBeCD;

*by WeBeCD or the Company, as the case may be, if (i) there has been a material misrepresentation or breach of warranty on the part of any party in the representations and warranties contained in the Stock Purchase Agreement and such material misrepresentation or breach of warranty, if curable, is not cured within 30 days after written notice thereof; (ii) any party has committed a material breach of any covenant imposed upon it and fails to cure such breach within 30 days after written notice thereof; or (iii) any condition to any party's obligations become incapable of fulfillment through no fault of such party and is not waived by such party, provided that, on the date of termination, such party shall then be otherwise ready, willing and able to proceed with the Closing;

*by either party, if there shall be any law that makes consummation of the Transaction illegal or otherwise prohibited, or if any order enjoining the parties from consummating the Transaction is entered and such order shall have become final and nonappealable; and


                                       12

*by either party if the Closing shall not have occurred on or prior to December 31, 2000, provided that if so terminated, certain specified conditions shall have been satisfied on the date of termination and the parties shall be then otherwise ready, willing and able to proceed with the Closing.

EXTENSION, WAIVER AND AMENDMENT

         The Stock Purchase Agreement, or any provision therein, may be amended, superseded, cancelled, renewed or extended only by a written instrument signed by the parties.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

         Some members of the Company's management and the Company's Board of Directors may have interests in the Transaction that are in addition to, or different from, the interests of shareholders. The Company's Board of Directors was aware of these interests and considered them in approving the Stock Purchase Agreement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of shares of Common Stock beneficially owned, as of the Record Date, by (i) all persons known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) each of the "named executive officers" as defined under the rules and regulations of the Securities Act of 1933, as amended; and (iv) all directors and executive officers of the Company as a group (2 persons).

           Name and Address                                 Number of Shares         Percent of Class
           ----------------                                 ----------------         ----------------
           Louis J. Pearlman(1)(2)(4).............             18,469,153                 26.53%
           James J. Ryan(1)(3)....................                530,000                      *
           Trans Continental Airlines, Inc.(4)....              7,666,862                 11.01%
           All officers and directors as a group
           (2 persons)............................             18,999,153                 27.29%



------------------------
*     Less than 1%.

(1) The business address of each person is c/o Entertainment International, Ltd., 7380 Sand Lake Road, Orlando, Florida 32819.

(2) Represents (i) 8,802,291 shares of the Company's common stock; (ii) warrants exercisable for 2,000,000 shares of the Company's Common Stock; and (iii) 7,666,562 shares of the Company's common stock owned of record by Trans Continental Airlines, Inc. ("Trans Continental"). Mr. Pearlman is the President and Chief Operating Officer, a director and an approximately 21% owner of the issued and outstanding shares of Trans Continental.

(3)   Includes options to purchase 500,000 shares of the Company's common stock.


(4) Represents (i) 3,666,862 shares of common stock were issued to Trans Continental in consideration for its guaranty of the Company's obligations aggregating in excess of $7 million under the loans with Allstate Financial Corporation, Phoenixcor., Inc., Senstar Capital Corporation, the Argentina Lease Agreement and the Argentina Operations Agreement with


                                       13

      Mastellone Hnos, S.A.; and (ii) 1,000,000 shares of common stock issued to Trans Continental for entering into a line of credit with the Company in July 1998, and (iii) 3,000,000 shares of the Company's common stock issued to Trans Continental in consideration for continuing to provide lines of credit and funding the ongoing costs and expenses of the Company.


                                       14

                       WHO CAN HELP ANSWER YOUR QUESTIONS

                  IF YOU HAVE MORE QUESTIONS ABOUT THE PROPOSALS OR THE TRANSACTION OR WOULD LIKE ADDITIONAL COPIES OF THE PROXY STATEMENT OR A COPY OF THE STOCK PURCHASE AGREEMENT WITH WEBECD, YOU SHOULD CONTACT:


                        ENTERTAINMENT INTERNATIONAL LTD.
                               7380 Sand Lake Road
                             Orlando, Florida 32819
                    Attention: Investor Relations Department
                        Telephone Number: (407) 351-0011

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD LOOKING STATEMENTS

                  This proxy statement and the documents to which we refer you to in this Proxy Statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

                           our financial performance and projections;

                           our growth in revenue and earnings; and

                           our business prospects and opportunities.

                  You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including:

                           our ability to retain the business of our significant customers;

                           our ability to keep pace with new technology and changing market needs; and

                           the competitive environment of our business.

                  These and other factors may cause our actual results to differ materially from any forward-looking statement.

                  Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.


                                       15

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents heretofore filed by us with the Securities and Exchange Commission pursuant to the Exchange Act of 1934 are hereby incorporated by reference, except as superseded or modified herein:

         1.    Our Annual Report on Form 10-K for the year ended December 31,
               1999.

         2.    Our Quarterly Report on Form 10-Q for the quarter ended June 30,
               2000.

         3. In addition, all documents filed by us pursuant to Sections13(a), 13(c), 14 and 15(d) of the Exchange Act of 1934 after the date of this prospectus and prior to the termination of the offering of the shares of common stock shall be deemed to be incorporated in and made a part of this prospectus by reference from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that is also incorporated by reference herein modifies or replaces such statement. Any statements so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         We will provide without charge to each person, including any beneficial owner of shares of common stock, to whom this prospectus is delivered, on written or oral request of any such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents). Written or oral requests for such copies should be directed to us at 7380 Sand Lake Road, Orlando, Florida 32819, Telephone Number: (407) 351-0011, attention Scott Bennett.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matters before the Special Meeting and does not know of any other matters that are to be presented for consideration at the Special Meeting. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy on behalf of the shareholders they represent in accordance with their best judgment.

                             ADDITIONAL INFORMATION

         The Company will make available to any shareholder, without charge, and upon a written request therefor, additional copies of the Company's Report on Form 10-K for the fiscal year ended December 31, 1999. Any such request should be directed to ENTERTAINMENT INTERNATIONAL LTD. Attention: Scott Bennett at the following address: 7380 Sand Lake Road, Orlando, Florida 32819.


                                                      Scott Bennett
                                                      Secretary


Orlando, Florida
November 27, 2000


                                       16

                                                                      APPENDIX A

                         CERTIFICATE OF AMENDMENT OF THE
                          CERTIFICATE OF INCORPORATION

                                       OF

                        ENTERTAINMENT INTERNATIONAL, LTD.

          (UNDER SECTION 805 OF THE NEW YORK BUSINESS CORPORATION LAW)

         The undersigned, being the President and Secretary of Entertainment International, Ltd., a New York corporation, hereby certify as follows:

         FIRST: The name of the Corporation is Entertainment International, Ltd. (the "Corporation"). The name under which the Corporation was formed was Airship International, Ltd.

         SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on June 9, 1982.

         THIRD: The Certificate of Incorporation is hereby amended to effect a one-for-twenty reverse split of the Corporation's Common Stock issued and outstanding or held in the Corporation's treasury.

         FOURTH: To accomplish the foregoing, Article FOURTH of the Certificate of Incorporation is hereby amended to read as follows:

         "FOURTH: The aggregate number of shares of stock which the Corporation shall be authorized to issue is 110,000,000, all of which shall be common stock, par value $.01 per share. On the Split Effective Date (as defined below), the Corporation shall effect a one-for-twenty reverse stock split pursuant to which every twenty shares of the Corporation's Common Stock issued and outstanding or held in treasury will be automatically converted into one new share of

Common Stock (the "Reverse Stock Split"). The Reverse Stock Split shall be effective as of the close of business on such date that the Amendment is filed with the New York Department of State, as determined by the Corporation's Board of Directors, but in no event later than December 31,2001 (the "Split Effective Date"). The Corporation shall not issue fractional shares to the shareholders entitled to a fractional interest in a share of Common Stock issued pursuant to the Reverse Stock Split but shall round each fractional share up to the next whole number of shares. On the Split Effective Date, each certificate representing existing shares of Common Stock will automatically be deemed for all purposes to evidence ownership of the appropriate reduced number of new shares of Common Stock without any action by the shareholder thereof. As soon as practicable after the Split Effective Date, the Corporation or its agent shall notify the shareholders and request the surrender of their certificates for their existing shares with instructions as to how to receive new certificates and/or payment for their fractional new share interest. The shares of Common Stock issued pursuant to the Reverse Stock Split shall be identical to the shares of Common Stock they are exchanged for.

         FIFTH: The foregoing amendment of the Certificate of Incorporation of the Corporation was authorized by the unanimous consent of the Board of Directors of the Corporation, followed by the vote of the holders of at least a majority of all of the outstanding shares of the Corporation entitled to vote on the said amendment of the Certificate of Incorporation.

         IN WITNESS WHEREOF, the undersigned have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by the undersigned and are true and correct.

Date:    December __, 2000

                                               ENTERTAINMENT INTERNATIONAL, LTD.

                                               By:______________________________
                                                  Louis J. Pearlman, President


                                               By:______________________________
                                                  Scott Bennett, Secretary

                                      PROXY
                        ENTERTAINMENT INTERNATIONAL, LTD.
                  Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Louis J. Pearlman and James J. Ryan (with full power to act without the other and with power to appoint his or her substitute) as the undersigned's proxies to vote all of the undersigned's shares of common stock of ENTERTAINMENT INTERNATIONAL, LTD., a New York corporation (the "Company"), which the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 7380 Sand Lake Road, Orlando, Florida 32819, on December 28, 2000 at 10:00 a.m., local time, and at any and all adjournments thereof as follows:

I. Proposal to ratify and approve an amendment to the Company's Certificate of Incorporation to effect a one-for-twenty reverse split of the Company's Common Stock.

     [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

II. In their discretion, such other business as may properly come before the Special Meeting and any and all adjournments thereof.

--------------------------------------------------------------------------------

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOREGOING INSTRUCTIONS. IN THE ABSENCE OF ANY INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL IN ITEM I.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders to be held on December 28, 2000, and the Proxy Statement of the Company, each dated November 27, 2000, each of which has been enclosed herewith.

     The undersigned hereby revokes any proxy to vote shares of common stock of the Company heretofore given by the undersigned.

                           Dated:
                                  ----------------------------------------------

                                  ----------------------------------------------
                                                      Signature

                                  ----------------------------------------------
                                             Signature, if held jointly

                                  ----------------------------------------------
                                                Title (if applicable)

                           Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope. In the case of joint ownership, each joint owner must sign. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person.



                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as...................................'SS'